SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Sections 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 13, 2002
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                      FRESENIUS MEDICAL CARE HOLDINGS, INC.

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             (Exact name of registrant as specified in its charter)


                                    New York
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                 (State or other jurisdiction of incorporation)


        1-3720                                             13-3461988
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(Commission File Number                        (IRS Employer Identification No.)


95 Hayden Avenue           Lexington, Massachusetts      02420
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(Address or principal executive offices)               (Zip Code)

Registrant's telephone number, including area codes: (781) 402-9000
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

ITEM 5. Other Events

        On February 13, 2002, Fresenius Medical Care AG, the parent corporation of Fresenius Medical Care Holdings, Inc., announced a special charge to be taken in the fourth quarter of 2001. A copy of Fresenius Medical Care AG's Investor News release is attached as an exhibit to this report.

ITEM 7. Financial Statements and Exhibits

        Exhibit 99       Investor News release dated February 13, 2002

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      FRESENIUS MEDICAL CARE
                                      HOLDINGS, INC.


                                      /s/ BEN J. LIPPS
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DATE: February 13, 2002               Name:  Ben J. Lipps
                                      Title:  Chief Executive Officer

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